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                                                               Exhibit (a)(1)(i)

                         FORM OF NOTICE OF ACCEPTANCE OF

                              OPTIONS FOR AMENDMENT

      Tenneco Inc. hereby accepts all of the eligible options properly tendered for amendment with respect to which eligible employees have elected to participate in the offer.